UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report April 22, 2010 (Date of earliest event reported March 28, 2010)

CHINA PROPERTIES DEVELOPMENTS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-50637

Colorado	84-1595829
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

89 Chang’an Middle Rd.
Yangming International Tower, Flrs. 26/27
Xi’an, China
(Address of principal executive offices) (zip code)

86 29 85257560
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Reverse Share Split

Effective on March 28, 2010, the company filed an Amendment to our Articles of Incorporation to provide for a four old common shares for one new common shares reverse share split.

Item 9.01   Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:

3.1	Certificate of Amendment filed with the Colorado Secretary of State on March 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PROPERTIES DEVELOPMENTS, INC.
(Registrant)

Dated:	April 22, 2010	By:	/s/ Shuo (Steven) Lou
		Name:	Shuo (Steven) Lou
		Title:	Chief Financial Officer